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                                     Exhibit 10

                                 ARTHUR ANDERSEN LLP


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69475 for Hartford Life Insurance Company Separate Account Seven on Form N-4.


Hartford, Connecticut                   /s/ Arthur Andersen LLP
May 20, 1999